Stock-Based Compensation Plans	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation Plans

13. Stock-Based Compensation Plans

Some of our employees were granted stock options, stock appreciation rights, and awards indexed to CBI’s common stock under CBI sponsored long-term incentive plans. These awards may have been time -based or performance-based. Generally these stock options awards vested three years from the grant date and expired ten years from the date of grant. Performance based stock option and other awards generally vested over three to four years and upon the achievement of certain performance-based objectives. Performance-based awards were expensed based on their grant date fair value, if it was probable that the performance conditions were achieved. For cash-settled awards which are indexed to CBI’s common stock price, compensation expense was recognized for changes in the market price of CBI’s common stock. Subsequent to December 31, 2012, all unvested share-based awards issued by CBI to CyrusOne employees were forfeited.

Allocated stock-based compensation expense (benefit) was $3.4 million, $0.6 million and $(0.2) million in 2012, 2011 and 2010, respectively. The allocated cost was determined based upon specific identification of awards to specific data center employees as well as shared employees. For shared employees, the allocated cost was based upon the individual’s estimated percentage of time spent on data center activities. In 2010, a performance-based award was forfeited resulting in the reversal of previously recognized compensation costs. The tax (benefit) expense associated with stock-based compensation was $(0.9) million, $(0.2) million and $0.1 million in 2012, 2011 and 2010, respectively.